UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

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FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 20, 2007

MERRIMAC INDUSTRIES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-11201	22-1642321
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

41 Fairfield Place, West Caldwell, New Jersey		07006
(Address of Principal Executive Offices)		(Zip Code)

Registrant's Telephone Number, Including Area Code (973) 575-1300

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(Former Name or Former Address, if Changed Since Last Report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 8.01 Other Events

As of June 20, 2007, Ludwig G. Kuttner rescinded his leave of absence from his position as a director of Merrimac Industries, Inc. (the “Company”).  He will serve on the Company’s Board of Directors until the Company’s annual meeting of stockholders in the year 2009 and until his successor has been duly elected and qualified.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRIMAC INDUSTRIES, INC.

By:	/s/ Robert V. Condon
	Name:	Robert V. Condon
	Title:	Vice President, Finance and Chief Financial Officer

Date: June 21, 2007